================================================================================
AWARD/CONTRACT          1. THIS CONTRACT IS A RATED ORDER     Rating   PAGE   OF
                           UNDER DPAS (16 CFR 350)        >   DO:C-9    1     32
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2. CONTRACT (Proc inst Ident) NO
   MDA972- 02-C-0013
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3. EFFECTIVE DATE
   SEE BLOCK 20C
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4. REQUISITION/PURCHASE REQUEST/PROJECT NO
   DARPA Order No. M489/00/01/02
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5. ISSUED BY                                  CODE  |      HR0011
                                                    ----------------------------
   Defense Advanced Research Projects Agency (DARPA)
   Contracts Management Office (CMO)
   3701 N. Fairfax Drive
   Arlington, VA 22203-1714
   Attn: DONALD C. SHARKUS      (703) 696-2383
----------------------------------------------------
6. ADMINISTERED BY (if other than item 5)     CODE  |      S1002A
                                                    ----------------------------
   DCM ORLANDO
   3155 MAGUIRE BLVD.
   ORLANDO, FL 32803-3726
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7. NAME AND ADDRESS OF CONTRACT (No, street, city, county, state and ZIP Code)

   INFINITE PHOTONICS, INCORPORATED
   12565 RESEARCH PARKWAY
   SUITE 300, UNIT 171
   ORLANDO, FL 32826
   DUNS No. 076327829
   TIN 22-3788356
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8. DELIVERY

   |_| FOB ORIGIN           |X|  OTHER (See Below)
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9. DISCOUNT FOR PROMPT PAYMENT

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10. SUBMIT INVOICES                                  ITEM

    (4 copies unless otherwise specified)   >              See G-4
    TO THE ADDRESS SHOWN IN
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11. SHIP TO/MARK FOR                          CODE  |      HR0011
                                                    ----------------------------
    DEFENSE ADVANCED RESEARCH PROJECTS AGANCY
    ATTN. DR STUART A WOLF
    3701 NORTH FAIRFAX DRIVE
    ARLINGTON VA 22203-1714
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY                   CODE  |      HQ0338
                                                    ----------------------------
    DFAS-COLUMBUS CENTER
    DFAS-CO/SOUTH ENTITLEMENT OPERATIONS
    P.O. BOX 182264
    COLUMBUS OH 43218-2264
--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION

    |X|  10 U S C 2304(c) (   )                |_| 41 U S C 253(C) (   )
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14. ACCOUNTING AND APPROPRIATION DATA

    SEE SECTION G-6
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15.A. ITEM | 15B. SUPPLIES | 15C. QUANTITY | 15D. UNIT | 15E. UNIT | 15.F AMOUNT
      NO          /SERVICES                                   PRICE
--------------------------------------------------------------------------------
              SEE PAGE 2






--------------------------------------------------------------------------------
                            15G. TOTAL AMOUNT OF CONTRACT >   $    12,042,760.00
--------------------------------------------------------------------------------
                             16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
(x) | SEC|                         DESCRIPTION                         | PAGE(S)
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                             PART I - THE SCHEDULE
--------------------------------------------------------------------------------
 X  | A      SOLICITAION/ CONTRACT FORM                                |   1
--------------------------------------------------------------------------------
 X  | B      SUPPLIES OR SERVICES AND PRICES/COSTS                     |   2
--------------------------------------------------------------------------------
 X  | C      DESCRIPTION/SPEC/WORK STATEMENT                           |  2-6
--------------------------------------------------------------------------------
 X  | D      PACKAGING AND MARKING                                     |   6
--------------------------------------------------------------------------------
 X  | E      INSPECTION AND ACCEPTANCE                                 |   6
--------------------------------------------------------------------------------
 X  | F      DELIVERIES OR PERFORMANCE                                 |  6-8
--------------------------------------------------------------------------------
 X  | G      CONTRACT ADMINISTRATION DATA                              |  8-10
--------------------------------------------------------------------------------
 X  | H      SPECIAL CONTRACT REQUIREMENTS                             | 10-14
--------------------------------------------------------------------------------
                           PART II - CONTRACT CLAUSES
--------------------------------------------------------------------------------
 X  | I      CONTRACT CLAUSES                                          | 15-32
--------------------------------------------------------------------------------
            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
--------------------------------------------------------------------------------
 X  | J      LIST OF ATTACHMENTS                                       |   32
--------------------------------------------------------------------------------
                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
--------------------------------------------------------------------------------
 X  | K      REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS      |   32
             OF OFFERORS                                               |
--------------------------------------------------------------------------------
 X  | L      INSTRS, CONDS, AND NOTICES TO OFFERORS                    |
--------------------------------------------------------------------------------
 X  | M      EVALUATION FACTORS FOR AWARD                              |
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         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. |X| CONTRACTORS NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligation of the parties to this contract shall be subject to and governed by the following documents (a) this award/contract (b) the solicitation, if any, and (c) such provisions, representations, certifications and specifications, as are attached or incorporated by reference herein (Attachment are listed herein.)

--------------------------------------------------------------------------------
18. |_| AWARD (Contractor is not required to sign this Document) Your offer on Solicitation Number ________________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as, to the item 5 listed above and on any continuation sheets. This award consummates the contract which consists of the following documents;
(a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document necessary
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)

        Bruce A. Garreau, Chief Financial Officer
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                        19C. DATE SIGNED

BY /s/ Bruce A. Garreau                         1/17/02
  -------------------------------------------------------------
   (Signature of person authorized to sign
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTOR OFFICER

   DONALD C. SHARKUS
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED

BY /s/ Donald C. Sharkus                        1/23/02
  -------------------------------------------------------------
     (Signature of Contracting Officer)
================================================================================
NSN 7540-01152-8069                                 STANDARD FORM 26 (REV. 4-85)
Previous edition in unusable            Prescribed by GSA-FAR (48 CFR) 53 214(s)

                                                       CONTRACT MDA972-02-C-0013

SECTION B SUPPLIES OR SERVICES AND PRICES/COSTS

B-1   Services and Costs

                                                                                                TOTAL
ITEM                                                         TOTAL EST.         FIXED           COST PLUS
NUMBER            SUPPLIES OR SERVICES                       COST               FEE             FIXED FEE
0001              The Contractor shall develop and
                  demonstrate the feasibility of a
                  diode based ultra-short pulse laser
                  concept in accordance with
                  Section C-1                                $11,286,560        $756,200        $12,042,760

0002              Reports and Data in accordance             *NSP               *NSP            *NSP
                  with Section C-2

TOTAL CONTRACT CONSIDERATION                                 $11,286,560        $756,200        $12,042,760

(CLINS 0001, 0002 only)
*NSP = Not Separately Priced

B-2   Allotment of Funds

      (a) For the purposes of paragraph (b) of the "Limitation of Funds" clause of this contract:

            (1) the amount available for payment and allotted to this incrementally funded contract is $500,000;

            (2) the items provided by such amount are Items 0001 and 0002; and

            (3) the period of performance for which it is estimated that such amount will provide is through April 30, 2002.

SECTION C DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1   Scope of Work - Basic Contact

      (a) The Contractor shall furnish the necessary personnel, materials, facilities and other services as may be required to perform Contract Line Item Numbers (CLINs) 0001 and 0002 in accordance with the Statement of Work, Attachment 1 hereto, and as specified in the Contractor's Proposal entitled "Semiconductor Ultra-Short Pulse Laser Technology", dated

                                                       CONTRACT MDA972-02-C-0013

October 21, 2001, revised cost proposal dated November 1, 2001 and November 26,2001 copies of which are in the possession of both parties.

      (b) In the event of an inconsistency between the provisions of this contract and the Contractor's proposal, the inconsistency shall be resolved by giving precedence in the following order: (1) the contract; (2) other attachments to the contract, and (3) the technical proposal.

C-2   Reports and Other Deliverables

(a) The Contractor shall submit the following reports and other deliverables in accordance with the delivery schedule set forth in Section F.

      1.    0002AA - R&D STATUS REPORT

            This brief narrative, not to exceed three (3) pages in length and contain the following:

            o     For first report only: the date work actually started.

            o Description of progress during the reporting period, supported by reasons for any change in approach reported previously.

            o Planned activities and milestones for the next reporting period.

            o Description of any major items of experimental or special equipment purchased or constructed during the reporting period.

            o Notification of any changes in key personnel associated with the contract during the reporting period.

            o Summary of substantive information derived from noteworthy trips, meetings, and special conferences held in connection with the contract during the reporting period.

            o     Summary of all problems or areas of concern.

            o     Related accomplishments since last report.

                                                       CONTRACT MDA972-02-C-0013

      2.    0002AB - FINANCIAL REPORT

            This fiscal report shall include a reporting of summary level financial data as follows:

                                FINANCIAL REPORT
                            PROGRAM FINANCIAL STATUS

--------------------------------------------------------------------------------
WORK BREAKDOWN             CUMULATIVE TO DATE                   AT COMPLETION

--------------------------------------------------------------------------------
STRUCTURE OR
REMARKS                      PLANNED     ACTUAL        %        BAC*      LRE**
TASK ELEMENT                 EXPEND      EXPEND       COMPL
________________________________________________________________________________
Subtotal________________________________________________________________________
Management Reserve
or______________________________________________________________________________
Unallocated Resources___________________________________________________________
TOTAL___________________________________________________________________________

* Budget At Completion (BAC) changes only with the amount if any scope changes (not affected by underrun/overrun)

** Latest Revised Estimate (LRE)

Based on currently authorized work:

         (1)  Is current funding sufficient for the current FY?          Yes/No
               (Explain in narrative if "No")

         (2)  What is the next Fiscal Year's funding requirement       $_______K
              at current anticipated levels?

         (3)  Have you included in the report narrative any            Yes/No
              explanation of the above data and are they cross referenced?

                                                       CONTRACT MDA972-02-C-0013

      3.    0002AC - FINAL TECHNICAL REPORT.

      (a) This report, prepared in accordance with DATA Item DI-MISC-80711, shall document the results of the complete effort. The title page shall include a disclaimer worded substantially as follows:

            "Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and should not be interpreted as representing the official policies, either expressly or implied, of the Defense Advanced Research Projects Agency or the U.S. Government."

            The Final Technical Report summary shall include:

                    Task Objectives
                    Technical Problems
                    General Methodology (i.e., literature review, laboratory experiments, surveys, etc.)
                    Technical Results
                    Important Findings and Conclusions
                    Significant Hardware/Software Development
                    Special Comments
                    Implications for Further Research
                    Standard Form 298, Report Documentation Page

      (b) Reports delivered by the Contractor in the performance of the contract shall be considered "Technical Data" as defined in the Section I contract clauses entitled "Rights in Technical Data - Noncommercial Items" and "Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation."

      (c) Bulky reports shall be mailed by other than first-class mail unless the urgency of submission requires use of first-class mail. In this situation, one copy shall be mailed first-class and the remaining copies forwarded by less than first-class.

      (d) All papers and articles published as a result of DARPA sponsored research shall include a statement reflecting that sponsorship. In addition, a bibliography of the titles and authors of all such papers are to be included in the Final Technical Report.

                                                       CONTRACT MDA972-02-C-0013

      (e) The cover or title page of each of the above reports or publications prepared, will have the following citation:

                This material is based upon work supported by the
                    Defense Advanced Research Projects Agency
                             Defense Sciences Office
                              DARPA Order No. M489
                             (Effort/Program Title)
              Issued by DARPA/CMO under Contract #MDA972-02-C-0013

      (f) All technical reports must (1) be prepared in accordance with American National Standards Institute (ANSI) Standard Z39.18, (2) include a Standard Form 298, and (3) be marked with an appropriate Distribution Statement.

SECTION D PACKAGING AND MARKING

D-1   Packaging and Marking

      Material must be packaged in accordance with best domestic commercial practices to assure safe delivery to the Defense Advanced Research Projects Agency (DARPA), or any other delivery point specified in the contract. The contractor shall mark all shipments under this contract in accordance with the edition of ASTM-D-3951-88 "Standard Practice for Commercial Packaging" in effect on the date of this contract.

SECTION E INSPECTION AND ACCEPTANCE

E-1   Inspection and Acceptance at Destination

      Inspection and acceptance of the supplies or services to be furnished hereunder shall be made at destination by the receiving activity.

SECTION F DELIVERIES OR PERFORMANCE

F-1   Term of Contract

      (a) The term of the contract commences on the effective date and continues through twenty-four (24) months thereafter.

                                                       CONTRACT MDA972-02-C-0013

F-2   Reports and Other Deliverables

      Delivery of all reports and other deliverables shall be made to the addressee specified in Article F-3 in accordance with the following:

         Item No.     Description               Due Date (on or before)
                                                Months After Commencement (MAC)

         0002AA       R&D Status Report         Quarterly, commencing
                                                3 MAC

         0002AB       Financial Report          Quarterly, commencing
                                                3 MAC

         0002AC       Final Technical Report    Upon expiration of contract
                                                (see article F-1)

F-3   Report Distribution:

      (1)   DARPA/DSO
            Attn: Dr. Stuart A. Wolf
            3701 North Fairfax Drive
            Arlington, VA  22203-1714
            Email: swolf@darpa.mil
            (One copy of each report)

      (2)   DARPA/DSO
            Attn: Ms. Riva Meade
            3701 North Fairfax Drive
            Arlington, VA  22203-1714
            Email: DSO ADPM@darpa.mil
            (One copy of 0002AA)

      (3)   DARPA/ASBD Library
            3701 North Fairfax Drive
            Arlington, VA  22203-1714
            Email: library@darpa.mil
            (One copy of the Final Technical Report)

      (4)   Defense Technical Information Center

            (i)   Email: TR@dtic.mil

                                                       CONTRACT MDA972-02-C-0013

            (One electronic copy of the Final Technical Report, if unclassified and approved for public release)

                                       OR

            (ii)  ATTN.: DTIC-BCS
                  8725 John J. Kingman Road
                  Suite 0944
                  Fort Belvoir, VA 22060-0944

            (Two hard copies of the Final Technical Report if not unclassified and approved for public release)

F-4   Notice Regarding Late Delivery

      In the event the Contractor anticipates difficulty in complying with the contract delivery schedule, the Contractor shall immediately notify the Contracting Officer in writing, giving pertinent details, including the date by which it expects to make delivery; PROVIDED, however, that this date shall be informational only in character and the receipt thereof shall not be construed as a waiver by the Government of any contract delivery schedule, or any rights or remedies provided by law or under this contract.

SECTION G CONTRACT ADMINISTRATION DATA

G-1   Procuring Office Representative

      The Procuring Office Representative for this procurement is: Mr. Donald C. Sharkus, DARPA/CMO, 3701 North Fairfax Drive, Arlington, VA 22203-1714, telephone (703) 696-2383.

G-2   Delegation Of Authority For Contract Administration

      Defense Contract Management Orlando, as specified in Block 6 of the Face Page (SF26) of this contract is hereby designated as the Contracting Officer's authorized representative for administering this contract in accordance with current directives; however, technical cognizance is retained by DARPA because of the technical nature of the work.

G-3   Delegation Of Authority For Property Administration

      Supporting Property Administration shall be provided by the cognizant Property Administrator in the Defense Contract Management Command.

                                                       CONTRACT MDA972-02-C-0013

G-4   Vouchers

      Vouchers identified by contract number, with supporting statements, shall be submitted for review and provisional approval to the cognizant audit agency listed below:

      Defense Contract Audit Agency
      Orlando Resident Office
      3191 Maguire Blvd.
      Orlando, FL 32803

G-5   Payment of Cost and Fee

      As consideration for the proper performance of work required under this contract, the Contractor shall be paid as follows:

      (a) Costs, as provided for under the Section I contract clause entitled "Allowable Cost and Payment" not to exceed the amount set forth as "Total Estimated Cost" in Section B, and subject further to those Section I clauses entitled "Limitation of Cost" or "Limitation of Funds".

      (b) A fixed fee in the amount set forth as "Fixed Fee" in Section B, in accordance with the Section I contract clause entitled "Fixed Fee". The Contractor may bill on each invoice the amount of the fixed fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost.

      (c) The payment office shall liquidate funds on a first in/first out basis.

G-6   Accounting And Appropriation Data

      ACRN:

      AA    9710400 1320 M489 P1G10 2525 DPAC 1 5506 S12123 $500,000

G-7   Payment Instructions for Multiple Accounting Classification Citations

      Payments under contract line items funded by multiple accounting classification citations shall be made from the earliest available fiscal year funding sources. The earliest assigned ACRN must be fully disbursed before making disbursements from a succeeding ACRN.

                                                       CONTRACT MDA972-02-C-0013

G-8   Electronic Funds Transfer Payment Methods

      Payments under this contract will be made by electronic funds transfer in accordance with the following contractor-provided information:

      Financial Institution:                     Bank Rhode Island
      Financial Institution Address:             445 Putnam Pike
                                                 Smithfield, RI 02828
      Account Number:
      ABA / Routing Number:                      011501682
      Contractor's Contact Person (Name/Phone):  Bruce Garreau (401) 738-5777,
                                                 ext 12

SECTION H SPECIAL CONTRACT REQUIREMENTS

H-1   Type of Contract

      This is cost-plus-fixed-fee contract.

H-2   Contracting Officer

      Notwithstanding any other provision of this contract, the Contracting Officer is the only individual authorized to redirect the effort or in any way amend or modify any of the terms of this contract.

H-3   Contracting Officer's Representative (COR)

      (a) Performance of work under this contract shall be subject to the technical direction of Dr. Stuart A. Wolf, DARPA/DSO, telephone (703) 696-4440, fax (703) 696-3339, email: swolf@darpa.mil. Such technical direction includes those instructions to the Contractor necessary to accomplish the Statement of Work.

      (b) Technical direction shall not include any direction which:

            (1) Constitutes additional work outside the scope of work;

            (2) Constitutes a change as defined in the Section I contract clause entitled "Changes";

            (3) In any manner causes an increase or decrease in the total estimated cost or the time required for contract performance; or

                                                       CONTRACT MDA972-02-C-0013

            (4) Changes any of the stated terms, conditions, or specifications of the contract.

H-4   Dissemination of Information

      (a) There shall be no dissemination or publication, except within and between the Contractor and any subcontractors, of information developed under this contract or contained in the reports to be furnished pursuant to this contract without prior written approval of the COR. All technical reports will be given proper review by appropriate authority to determine which Distribution Statement is to be applied prior to the initial distribution of these reports by the Contractor. Papers resulting from unclassified contracted fundamental research are exempt from prepublication controls and this review requirement, pursuant to DoD Instruction 5230.27, Page 2, Section 3.1 and 4.3, dated October 6, 1987.

      (b) When submitting material for clearance for open publication, the Contractor must furnish DARPA/AD (Technical Information Officer), 3701 North Fairfax Drive, Arlington, VA 22203-1714, telephone (703) 696-2432, with five copies and allow four weeks for processing. Viewgraph presentations must be accompanied by a written text. Whenever a paper is to be presented at a meeting, the Contractor must indicate the exact dates of the meeting or the Contractor's date deadline for submitting the material.

H-5   Invention Disclosure and Reports

      The Contractor shall submit all invention disclosures and reports required by the Patent rights clause of this contract to the Administrating Contracting Officer (ACO).

H-6   Key Personnel

      (a) The Contractor shall notify the Contracting Officer prior to making any change in key personnel. Key personnel are defined as follows:

            (1) Personnel identified in the proposal as key individuals to be assigned for participation in the performance of the contract;

            (2) Personnel whose resumes were submitted with the proposal; or

            (3) Individuals who are designated as key personnel by agreement of the Government and the Contractor during negotiations.

      (b) The Contractor must demonstrate that the qualifications of the prospective personnel are equal to or better than the qualifications of the personnel being replaced. Notwithstanding any of the foregoing provisions, key personnel shall be furnished unless the Contractor has demonstrated to the satisfaction of the COR that the qualifications of the proposed substitute personnel are equal to or better than the qualifications of the personnel being replaced.

                                                       CONTRACT MDA972-02-C-0013

H-7   Restrictions on Printing

      Unless otherwise authorized in writing by the Contracting Officer, reports, data, or other written material produced using funds provided by this contract and submitted hereunder shall be reproduced only by duplicating processes and shall not exceed 5,000 single page reports or a total of 25,000 pages of a multiple-page report. These restrictions do not preclude the writing, editing, preparation of manuscript or reproducible copy of related illustrative materials if required as a part of this contract, or incidental printing such as forms or materials necessary to be used by the Contractor to respond to the terms of the contract.

H-8   Consultants

      (a) The Contractor is authorized to use the following consultants to the extent indicated:

                No consultants are authorized for this contract.

      (b) Approval must be obtained from the Administrative Contracting Officer to increase the use of consultants from the level estimated in subparagraph (a).

H-9   Consent to Subcontract

      (a) The Government hereby consents to the following subcontractors and estimated costs as identified in the Contractor's proposal as necessary for performance of this contract:

      List of Subcontractors                               Total Estimated Cost
      ----------------------                               --------------------

      Sciperio                                             $1,173,603
      University of Central Florida      (CREOL)           $2,071,555
      Industrial Microphotonics Company                    $  990,000
      Mesoscribe Technologies                              $  272,557
      Rini Technologies                                    $  665,997
      Novatron                                             $1,401,914

      (b) Incorporation of the subcontractor listing into the contract constitutes the written consent of the Contracting Officer required by paragraph
(c) of the clause at FAR 52.244-02, Subcontracts (Cost-Reimbursement and Letter Contracts), incorporated into the contract in Section I.

      (c) Any changes to the above list must be authorized by the Administrative Contracting Officer.

                                                       CONTRACT MDA972-02-C-0013

H-10  Proprietary Technical Data and Computer Software

      Any deliverable technical data or computer software developed or generated at private expense and considered to be proprietary by the Contractor or subcontractors shall be delivered in accordance with DFARS 252.227-7013 and DFARS 252.227-7014.

H-11  Insurance Schedule

      The Contractor shall maintain the types of insurance listed in FAR 28.307-2(a), (b) and (c), with the minimum amounts of liability indicated therein. The types of insurance and coverage listed in paragraph (d) and (e) shall also be maintained when applicable.

H-12  Travel

      (a) Reimbursement for travel-related expenses shall be in accordance with the Contractor's approved travel policy. The Federal Travel Regulations, Joint Travel Regulations (JTR), and Standardized Regulations as stated in FAR 31.205-46 will be used as a guide in determining reasonableness of per diem costs. Costs for travel shall be allowable subject to the provisions of FAR 31.205-46.

      (b) In connection with direct charge to the contract of travel-related expenses, the Contractor shall hold travel to the minimum required to meet the objectives of the contract, and substantial deviations from the amount of travel agreed to during contract negotiation shall not be made without the authorization of the Contracting Officer. When applicable, the Contractor shall notify the COR of proposed travel of an employee beyond that agreed to during negotiations.

      (c) Approval of the Contracting Officer shall be obtained in advance for attendance by personnel at training courses, seminars, and other meetings not directly related to contract performance if the costs for the courses, seminars, and other meetings are charged to the contract.

      (d) All foreign travel shall be authorized and approved in advance, in writing, by the Contracting Officer. Request for such travel must be submitted to the Contracting Officer at least forty-five (45) days in advance of traveler's anticipated departure date, and shall include traveler's itinerary of United States Flag Air Carriers.

H-13  Metric System

      (a) The Defense Advanced Research Projects Agency (DARPA) will consider the use of the metric system in all of its activities consistent with operational, economical, technical, and safety requirements.

                                                       CONTRACT MDA972-02-C-0013

      (b) The metric system will be considered for use in all new designs. When it is deemed not to be in the best interest of the DoD to provide metric design, justification shall be provided.

      (c) Physical and operational interfaces between metric items and U.S. customary items will be designed to assure that interchangeability and interoperability will not be affected.

      (d) Existing designs dimensioned in U.S. customary units will be converted to metric units only if determined to be necessary or advantageous. Unnecessary retrofit of existing systems with new metric components will be avoided where both the new metric and existing units are interchangeable and interoperable. Normally, the system of measurement in which an item is originally designed will be retained for the life of the item.

      (e) During the metric transition phase hybrid metric and U.S. customary designs will be necessary and acceptable. Material components, parts, subassemblies, and semifabricated materials, which are of commercial design will be specified in metric units only when economically available and technically adequate or when it is otherwise specifically determined to be in the best interest of the Department of Defense. Bulk materials will be specified and accepted in metric units when it is expedient or economic to do so.

      (f) Technical reports, studies, and position papers (except those pertaining to items dimensioned in U. S. customary units) will include metric units of measurement in addition to or in lieu of U. S. customary units. With respect to existing contracts, this requirement applies only if such documentation can be obtained without an increase in contract costs.

      (g) Use of the dual dimensions (i.e., both metric and U. S. customary dimensions) on drawings will be avoided unless it is determined in specific instances that such usage will be beneficial. However, the use of tables on the document to translate dimensions from one system of measurement to the other is acceptable.

H-14  Precontract Costs

      The extent of allowability of costs incurred by the Contractor prior to the effective date of the contract shall be governed by the advance agreement retained in the contract file and is hereby incorporated by reference.

                                                       CONTRACT MDA972-02-C-0013

SECTION I CONTRACT CLAUSES

(a) FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): www.arnet.gov

I. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

         FAR 52.202-01    Definitions (MAY 2001)

         FAR 52.203-03    Gratuities (APR 1984)

         FAR 52.203-05    Covenant Against Contingent Fees (APR 1984)

         FAR 52.203-06    Restrictions on Subcontractor Sales to the Government
                          (JUL 1995)

         FAR 52.203-07    Anti-Kickback Procedures (JUL 1995)

         FAR 52.203-08    Cancellation, Rescission, and Recovery of Funds for
                          Illegal or Improper Activity (JAN 1997)

         FAR 52.203-10    Price or Fee Adjustment for Illegal or Improper
                          Activity (JAN 1997)

         FAR 52.203-12    Limitation on Payments to Influence Certain Federal
                          Transactions (JUNE 1997)

         FAR 52.204-04    Printing or Copied Double-Sided on Recycled Paper
                          (AUG 2000)

         FAR 52.209-06    Protecting the Government's Interest When
                          Subcontracting with Contractors Debarred,
                          Suspended, or Proposed for Debarment (JUL 1995)

         FAR 52.211-15    Defense Priority and Allocation Requirement (SEP 1990)

         FAR 52.215-02    Audit and Records--Negotiation (JUNE 1999)

         FAR 52.215-08    Order of Precedence--Uniform Contract Format
                          (OCT 1997)

         FAR 52.215-10    Price Reduction for Defective Cost or Pricing Data
                          (OCT 1997)

         FAR 52.215-11    Price Reduction for Defective Cost or Pricing Data -
                          Modifications (OCT 1997)

         FAR 52.215-12    Subcontractor Cost or Pricing Data (OCT 1997)

         FAR 52.215-13    Subcontractor Cost or Pricing Data - Modifications
                          (OCT 1997)

         FAR 52.215-15    Pension Adjustments and Asset Reversions (DEC 1998)

         FAR 52.215-21    Requirements for Cost or Pricing Data or Information
                          Other Than Cost or Pricing Data - Modifications
                          (OCT 1997)

                                                       CONTRACT MDA972-02-C-0013

         FAR 52.216-07    Allowable Cost and Payment (MAR 2000)

         FAR 52.222-01    Notice to the Government of Labor Disputes (FEB 1997)

         FAR 52.222-02    Payment for Overtime Premiums (JUL 1990) (Note: The
                          word "zero" is inserted in the blank spaces indicated by an asterisk)

         FAR 52.222-03    Convict Labor (AUG 1996)

         FAR 52.222-04    Contract Work Hours and Safety Standards Act -
                          Overtime Compensation (SEP 2000)

         FAR 52.222-26    Equal Opportunity (FEB 1999)

         FAR 52.222-35    Affirmative Action for Disabled Veterans and Veterans
                          of the Vietnam Era (APR 1998)

         FAR 52.222-36    Affirmative Action for Workers with Disabilities
                          (JUN 1998)

         FAR 52.222-37    Employment Reports on Disabled Veterans and Veterans
                          of the Vietnam Era (JAN 1999)

         FAR 52.223-06    Drug-Free Workplace (MAY 2001)

         FAR 52.225-13    Restrictions on Certain Foreign Purchases (JULY 2000)

         FAR 52.227-01    Authorization and Consent (JUL 1995) and Alternate I
                          (APR 1984)

         FAR 52.227-02    Notice and Assistance Regarding Patent and Copyright
                          Infringement (AUG 1996)

         FAR 52.228-07    Insurance--Liability to Third Persons (MAR 1996)

         FAR 52.232-09    Limitation on Withholding of Payments (APR 1984)

         FAR 52.232-17    Interest (JUN 1996)

         FAR 52.232-23    Assignment of Claims (JAN 1986)

         FAR 52.232-25    Prompt Payment (MAY 2001)

         FAR 52.232-33    Payment by Electronic Funds Transfer - Central
                          Contractor Registration (MAY 1999)

         FAR 52.233-01    Disputes (DEC 1998)

         FAR 52.233-02    Service of Protest (AUG 1996): DARPA/CMO, 3701 North
                          Fairfax Drive, Arlington, VA 22203-1714

         FAR 52.233-03    Protest After Award (AUG 1996) and Alternate I
                          (JUN 1985)

         FAR 52.242-01    Notice of Intent to Disallow Costs (APR 1984)

         FAR 52.242-03    Penalties for Unallowable Costs (MAY 2001)

         FAR 52.242-04    Certification of Final Indirect Costs (JAN 1997)

         FAR 52.242-13    Bankruptcy (JUL 1995)

         FAR 52.242-15    Stop-Work Order (AUG 1989) and Alternate I (APR 1984)

         FAR 52.243-02    Changes -- Cost-Reimbursement (AUG 1987) and
                          Alternate V (APR 1984)

         FAR 52.244-02    Subcontracts (AUG 1998) and Alternate I (AUG 1998)

         FAR 52.244-05    Competition in Subcontracting (DEC 1996)

         FAR 52.245-05    Government Property (Cost-Reimbursement, Time-and-
                          Material or Labor-Hour Contracts) (JAN 1986) (DEV)

                                                       CONTRACT MDA972-02-C-0013

         FAR 52.245-09        Use and Charges (APR 1984) (DEVIATION)

         FAR 52.245-19        Government Property Furnished "As Is" (APR 1984)

         FAR 52.246-09        Inspection of Research and Development (Short
                              Form) (APR 1984)

         FAR 52.246-23        Limitation of Liability (FEB 1997)

         FAR 52.247-01        Commercial Bill of Lading Notations (APR 1984)

         FAR 52.247-34        F.O.B. Destination (NOV 1991)

         FAR 52.247-63        Preference for U.S.-Flag Air Carriers (JAN 1997)

         FAR 52.247-64        Preference for Privately Owned U.S.-Flag
                              Commercial Vessels (JUNE 2000)

         FAR 52.249-06        Termination (Cost-Reimbursement) (SEP 1996)

         FAR 52.249-14        Excusable Delays (APR 1984)

         FAR 52.251-01        Government Supply Sources (APR 1984)

         FAR 52.253-01        Computer Generated Forms (JAN 1991)

II.  DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2) CLAUSES:

         DFARS 252.201-7000   Contracting Officer's Representative (DEC 1991)

         DFARS 252.203-7001   Prohibition on Persons Convicted of Fraud or Other
                              Defense-Contract-Related Felonies (MAR 1999)

         DFARS 252.204-7003   Control of Government Personnel Work Product
                              (APR 1992)

         DFARS 252.209-7000   Acquisition from Subcontractors Subject to On-Site
                              Inspection under the Intermediate-Range Nuclear
                              Forces (INF) Treaty (NOV 1995)

         DFARS 252.215-7000   Pricing Adjustments (DEC 1991)

         DFARS 252.223-7004   Drug-Free Work Force (SEP 1988)

         DFARS 252.225-7012   Preference for Certain Domestic Commodities
                              (AUG 2000)

         DFARS 252.227-7013   Rights in Technical Data - Noncommercial Items
                              (NOV 1995)

         DFARS 252.227-7014   Rights in Noncommercial Computer Software and
                              Noncommercial Computer Software Documentation
                              (JUN 1995)

         DFARS 252.227-7016   Rights in Bid or Proposal Information (JUN 1995)

         DFARS 252.227-7017   Identification and Assertion of Use, Release, or
                              Disclosure Restrictions (JUN 1995)

         DFARS 252.227-7019   Validation of Asserted Restrictions--Computer
                              Software (JUN 1995)

         DFARS 252.227-7027   Deferred Ordering of Technical Data or Computer
                              Software (APR 1988)

         DFARS 252.227-7030   Technical Data - Withholding of Payment (MAR 2000)

         DFARS 252.227-7036   Declaration of Technical Data Conformity
                              (JAN 1997)

         DFARS 252.227-7037   Validation of Restrictive Markings on Technical
                              Data (SEP 1999)

                                                       CONTRACT MDA972-02-C-0013

         DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)

         DFARS 252.235-7010   Acknowledgment of Support and Disclaimer
                              (MAY 1995)

         DFARS 252.235-7011   Final Scientific or Technical Report (SEP 1999)

         DFARS 252.242-7000   Postaward Conference (DEC 1991)

         DFARS 252.242-7004   Material Management and Accounting System
                              (DEC 2000)

         DFARS 252.243-7002   Requests for Equitable Adjustments (MAR 1998)

         DFARS 252.244-7000   Subcontracts for Commercial Items and Commercial
                              Components (DoD Contracts) (MAR 2000)

         DFARS 252.245-7001   Reports of Government Property (MAY 1994)

         DFARS 252.251-7000   Ordering from Government Supply Sources (MAY 1995)

(b) ADDITIONAL FAR AND DFARS CLAUSES

This contract incorporates one or more of the following checked clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

|_| FAR  52.204-02            Security Requirements (AUG 1996) (Applicable if
                              contract will generate or require access to classified information and DD Form 254, Contract
                              Security Classification Specification, is issued to the Contractor)

|X| FAR 52.215-14             Integrity of Unit Prices (OCT 1997) and Alternate
                              I (OCT 1997) (Applicable when contracting without adequate price competition)

|X| FAR  52.215-16            Facilities Capital Cost of Money (OCT 1997)

|_| FAR 52.215-17             Waiver of Facilities Capital Cost of Money (OCT
                              1997) (Applicable if FAR clause 52.215-16 does not apply)

|X| FAR 52.215-18             Reversion or Adjustment of Plans for
                              Postretirement Benefits (PRB) Other Than Pensions
                              (OCT 1997)) (Applicable if certified cost or pricing data is required or if any preaward or postaward cost determinations will be subject to Subpart 31.2)

|X| FAR 52.216-08             Fixed Fee (MAR 1997) (Cost Plus Fixed Fee
                              contracts, excluding facilities contracts)

|_| FAR 52.216-10             Incentive Fee (MAR 1997) (Cost Plus Incentive Fee
                              contracts)

|_| FAR 52.216-11             Cost Contract--No Fee (APR 1984) (Provides no fee
                              and is not a cost sharing contract)

|_| Alternate I               (Apr 1984) (Contract is with an educational
                              institution or nonprofit organization)

                                                       CONTRACT MDA972-02-C-0013

|_| FAR 52.216-12             Cost-Sharing Contract--No Fee (APR 1984)

|_| Alternate I               (APR 1984) (Contract is with an educational
                              institution or nonprofit organization)

|_| FAR 52.219-09             Small Business Subcontracting Plan (OCT 2000)
                              (Applicable to contract that (i) offers
                              subcontracting possibilities, (ii) is expected to exceed $500,000, and (iii) is required to include
                              FAR 52.219-8 unless set-aside or 8(a) program.
                              Does not apply to small business concerns)

|_| FAR 52.219-16             Liquidated Damages - Subcontracting Plan (JAN
                              1999) (Applicable if contract is subject to FAR
                              52.219-09)

|X| FAR 52.222-24             Preaward On-Site Equal Opportunity Compliance
                              Evaluation (FEB 1999) (Applicable if contract includes FAR 52.222-26 and is expected to be $10 million or more)

|X| FAR 52.223-14             Toxic Chemical Release Reporting (OCT 2000)
                              (Applicable to contracts expected to exceed
                              $100,000 including all options)

|_| FAR 52.226-01             Utilization of Indian Organizations and
                              Indian-Owned Economic Enterprises (JUN 2000)
                              (Applicable to contract that does not use FAR Part
                              12 procedures and is for supplies or services expected to exceed the simplified acquisition threshold (see DFARS 226.104(a))

|_| FAR 52.227-10             Filing of Patent Applications - Classified Subject
                              Matter (APR 1984) (Applicable if contract is subject to FAR clauses 52.204-02 and either FAR
                              52.227-11 or FAR 52.227-12)

|X| FAR 52.227-11             Patent Rights - Retention by the Contractor (Short
                              Form) (JUN 1997) (Applicable if contractor is a small business or nonprofit organization)

                  This clause is modified to contain the following subparagraph:

                  (f)(5) - The Contractor shall furnish the Contracting Officer the following:

(i) interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing subject inventions during that period and certifying that all subject inventions have been disclosed or that there are no such inventions.

                                                       CONTRACT MDA972-02-C-0013

(ii) a final report, within 3 months after completion of the contracted work listing subject inventions or certifying that there were no such inventions and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

(iii) upon request, the filing date, serial number, title, and a copy of the patent application, and patent number and issue date for any subject invention in any country in which the contractor has applied for patents.

(iv) an irrevocable power to inspect and make copies of the patent application file covering any subject invention.

|_| FAR 52.227-12             Patent Rights - Retention by the Contractor (Long
                              Form) (JAN 1997) (Applicable if contractor is a large business)

|_| FAR 52.229-10             State of New Mexico Gross Receipts and
                              Compensating Tax (OCT 1998)

|_| FAR 52.230-02             Cost Accounting Standards (APR 1998) (Applicable
                              unless contract is exempted (see 48 CFR 9903.201-1
                              (FAR Appendix)), or contract is subject to modified coverage (see 48 CFR 9903.201-2 (FAR
                              Appendix))

|_| FAR 52.230-03             Disclosure and Consistency of Cost Accounting
                              Practices (APR 1998) (Applicable to contract over
                              $500,000 but less than $25 million, and offeror certifies eligibility for, and elects to use, modified CAS coverage (see 48 CFR 9903.201-2 (FAR
                              Appendix))

|_| FAR 52.230-06             Administration of Cost Accounting Standards (NOV
                              1999) (Applicable to contract which includes FAR
                              52.230-2, FAR 52.230-3, or FAR 52.230-5)

|_| FAR 52.232-20             Limitation of Cost (APR 1984) (Applicable only
                              when contract action is fully funded)

|X| FAR 52.232-22             Limitation of Funds (APR 1984) (Applicable only
                              when contract action is incrementally funded)

|X| FAR 52.242-03             Penalties for Unallowable Costs (MAY 2001)

|_| FAR 52.246-08             Inspection of Research and Development--Cost-
                              Reimbursement (MAY 2001) ) and Alternate I (APR
                              1984) (Applicable when primary objective is the delivery of end items other than designs, drawings, or reports and contract awarded on a no-fee basis) Applicable when primary objective is the delivery of end items other than designs, drawings, or reports) (If checked, FAR 52.246-09 is not applicable)

                                                       CONTRACT MDA972-02-C-0013

|_|  FAR 52.246-09            Inspection of Research and Development--Cost-
                              Reimbursement (Short Form) (APR 1984)

|_|  FAR 52.246-11            Higher-Level Contract Quality Requirement (FEB
                              1999) (Applicable to contract when the inclusion of a higher-level contract quality requirement is appropriate (see 46.202-4)

|X|  DFARS 252.203-7002       Display of DoD Hotline Poster (DEC 1991)
                              (Applicable to contract exceeding $5,000,000 except when performance will take place in a foreign country)

|X|  DFARS 252.204-7000       Disclosure of Information (DEC 1991) (Applicable
                              to unclassified contract)

|_|  DFARS 252.204-7005       Oral Attestation of Security Responsibilities (AUG
                              1999) (Applicable if FAR52.204-2 is checked)

|X|  DFARS 252.205-7000       Provision of Information to Cooperative Agreement
                              Holders (DEC 1991) (Applicable to contract expected to exceed $500,000)

|X|  DFARS 252.209-7004       Subcontracting with Firms that are Owned or
                              Controlled by the - Government of a Terrorist
                              Country (MAR 1998) (Applicable to contract with a value of $100,000 or more)

|X| DFARS 252.215-7002        Cost Estimating System Requirements (OCT 1998)
                              (Applicable to contract awarded on basis of certified cost or pricing data)

|_|  DFARS 252.219-7003       Small, Small Disadvantaged and Women-Owned Small
                              Business Subcontracting Plan (DoD Contracts) (APR
                              1996) (Applicable if FAR 52.219-9 is checked)

|_|  DFARS 252.223-7006       Prohibition on Storage and Disposal of Toxic and
                              Hazardous Materials (APR 1993) (Applicable to contract which requires, may require, or permit contractor performance on a DoD installation)

|X|  DFARS 252.225-7001       Buy American Act and Balance of Payments Program
                              (MAR 1998) (Applicable to contract for supplies or services that requires the furnishing of supplies.
                              (Do not check if using DFARS 252.225-7007 from OPTIONAL clauses or if nonqualifying country end products are ineligible for award as listed in DFARS 225.1101(2)(ii)))

|X|  DFARS 252.225-7002       Qualifying Country Sources as Subcontractors (DEC
                              1991) (Applicable if DFARS 252.225-7001 is checked
                              (or DFARS 252.225-7007 is included from OPTIONAL clauses)

                                                       CONTRACT MDA972-02-C-0013

|X|  DFARS 252.225-7009       Duty-Free-Entry - Qualifying Country Supplies (End
                              Products and Components) (AUG 2000)

|X|  DFARS 252.225-7010       Duty-Free-Entry - Additional Provisions (AUG 2000)

|X|  DFARS 252.225-7016       Restriction on Acquisition of Ball and Roller
                              Bearings (DEC 2000) (Applicable to contract unless
                              (a) the restrictions in 225.7019-1 do not apply or a waiver has been granted; or (b)where the Contracting Officer knows the items being acquired do not contain ball or bearings)

|X|  DFARS 252.225-7025       Restriction on Acquisition of Forgings (JUN 1997)
                              (Applicable to contract unless (a) excepted in 225.7102-2; or (b) where the Contracting Officer knows that the supplies being acquired do not contain forgings)

|X|  DFARS 252.225-7026       Reporting of Contract Performance Outside the
                              United States (JUN 2000) (Applicable to contract
                              with an estimated or actual value exceeding
                              $500,000, including one modified to exceed
                              $500,000)

|_| DFARS 252.225-7041        Correspondence in English (JUN 1997) (Applicable
                              when contract performance will be wholly or in
                              part in a foreign country)

|_| DFARS 252.225-7042        Authorization to Perform (JUN 1997) (Applicable
                              when contract performance will be wholly or in
                              part in a foreign country)

|X|  DFARS 252.225-7043       Antiterrorism/Force Protection for Defense
                              Contractors Outside the United States (JUN 1998)
                              (Applicable to contract that requires performance or travel outside the United States except for contracts with foreign governments, representatives of a foreign government or foreign corporations wholly owned by foreign governments)

|_|  DFARS 252.227-7015       Technical Data--Commercial Items (NOV 1995)
                              (Applicable when Contractor will be required to deliver technical data pertaining to commercial items, components, or processes)

|X| DFARS 252.227-7034        Patents - Subcontracts (APR 1984) (Applicable if
                              FAR 52.227-11 is checked)

|X| DFARS 252.227-7039        Patents - Reporting of Subject Inventions (APR
                              1990) (Applicable if FAR 52.227-11 is checked)

                                                       CONTRACT MDA972-02-C-0013

|_|  DFARS 252.235-7002       Animal Welfare (DEC 1991)

|X|  DFARS 252.246-7000       Material Inspection and Receiving Report (DEC
                              1991) (Applicable when there will be separate and distinct deliverables unless not required under DFARS 246.370(b))

(c) The following attached clauses are also applicable to this contract. Expedited implementation of these clauses has been authorized by the Defense Acquisition Regulatory Council. The clauses and their prescriptions for use will be published in forthcoming Federal/Defense Acquisition Circulars:

(d) The following attached clauses, set out in full text, are also applicable to this contract:

1.  FAR 52.215-19             Notification of Ownership Changes (OCT 1997)
                              (Applicable if certified cost or pricing data is required and if any preaward or postaward cost determinations will be subject to Subpart 31.2)

      (a) The Contractor shall make the following notifications in writing:

            (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

            (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

      (b) The Contractor shall--

            (1) Maintain current, accurate, and complete inventory records of assets and their costs;

            (2) Provide the ACO or designated representative ready access to the records upon request;

            (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor's ownership changes;

            (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

      (c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

                                                       CONTRACT MDA972-02-C-0013

2. FAR 52.215-20              Requirements for Cost or Pricing Data or
                              Information Other Than Cost or Pricing Data. (OCT
                              1997)

As prescribed in 15.408(l), insert the following provision:

Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data (Oct 1997)

(a) Exceptions from cost or pricing data.

      (1) In lieu of submitting cost or pricing data, offerors may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

            (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

            (ii) Commercial item exception. For a commercial item exception, the offeror shall submit, at a minimum, information on prices at which the same item or similar items have previously been sold in the commercial market that is adequate for evaluating the reasonableness of the price for this acquisition. Such information may include --

                  (A) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities; (B) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market;

                  (C) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

      (2) The offeror grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this provision, and the reasonableness of price. For

                                                       CONTRACT MDA972-02-C-0013

items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the offeror's determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for cost or pricing data. If the offeror is not granted an exception from the requirement to submit cost or pricing data, the following applies:

      (1) The offeror shall prepare and submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

      (2) As soon as practicable after agreement on price, but before contract award (except for unpriced actions such as letter contracts), the offeror shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

                               (End of Provision)

Alternate I (Oct 1997). As prescribed in 15.408(l), substitute the following paragraph (b)(1) for paragraph (b)(1) of the basic provision:

(b)

      (1) The offeror shall submit cost or pricing data and supporting attachments in the following format:

Alternate II (Oct 1997). As prescribed in 15.408(l), add the following paragraph
(c) to the basic provision:

(c) When the proposal is submitted, also submit one copy each to:

(1) the Administrative Contracting Officer, and

(2) the Contract Auditor.

Alternate III (Oct 1997). As prescribed in 15.408(l), add the following paragraph (c) to the basic provision (if Alternate II is also used, redesignate the following paragraph as paragraph (d)).

(c) Submit the cost portion of the proposal via the following electronic media:
[Insert media format, e.g., electronic spreadsheet format, electronic mail, etc.]

Alternate IV (Oct 1997). As prescribed in 15.408(l), replace the text of the basic provision with the following:

(a) Submission of cost or pricing data is not required.

                                                       CONTRACT MDA972-02-C-0013

(b) Provide information described below: [Insert description of the information and the format that are required, including access to records necessary to permit an adequate evaluation of the proposed price in accordance with 15.403-3.]

3.  FAR 52.244-6      Subcontracts for Commercial Items (MAY 2001)

      (a) Definitions. As used in this clause--

      "Commercial item," has the meaning contained in the clause at 52.202-1, Definitions.

      "Subcontract," includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

      (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

      (c)(1) The following clauses shall be flowed down to subcontracts for commercial items:

            (i) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

            (ii) 52.222-26, Equal Opportunity (FEB 1999)(E.O. 11246);

            (iii) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (APR 1998)(38 U.S.C. 4212(a));

            (iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793);

            (v) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (JUN 2000) (46 U.S.C. Appx 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

(2) While not required, the contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.


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                                                       CONTRACT MDA972-02-C-0013

4.  FAR 52.247-67       Submission of Commercial Transportation Bills to the
                        General Services Administration for Audit (JUN 1997)
                        (Applicable when contract or first-tier subcontract will authorize reimbursement of transportation as a direct charge to the contract or subcontract)

            (a)(1) In accordance with paragraph (a)(2) of this clause, the Contractor shall submit to the General Services Administration (GSA) for audit, legible copies of all paid freight bills/invoices, commercial bills of lading (CBL's), passenger coupons, and other supporting documents for transportation services on which the United States will assume freight charges that were paid--

(i) By the Contractor under a cost-reimbursement contract; and

(ii) By a first-tier subcontractor under a cost-reimbursement subcontract thereunder.

      (2) Cost-reimbursement Contractors shall only submit for audit those CBL's with freight shipment charges exceeding $50.00. Bills under $50.00 shall be retained on-site by the Contractor and made available for GSA on-site audits. This exception only applies to freight shipment bills and is not intended to apply to bills and invoices for any other transportation services.

      (b) The Contract shall forward copies of paid freight bills/invoices, CBL's, passenger coupons, and supporting documents as soon as possible following the end of the month, in one package to the:

                                     General Services Administration
                                     Attn: FWA
                                     1800 F Street, NW
                                     Washington, D.C. 20405

The Contractor shall include the paid freight bills/invoices, CBL's, passenger coupons, and supporting documents for first-tier subcontractors under a cost-reimbursement contract. If the inclusion of the paid freight bills/invoices, CBL's, passenger coupons, and supporting documents for any subcontractor in the shipment is not practicable, the documents may be forwarded to GSA in a separate package.

      (c) Any original transportation bills or other documents requested by GSA shall be forwarded promptly by the Contractor to GSA. The Contractor shall ensure that the name of the contracting agency is stamped or written on the face of the bill before sending it to GSA.


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                                                       CONTRACT MDA972-02-C-0013

      (d) A statement prepared in duplicate by the Contractor shall accompany each shipment of transportation documents. GSA will acknowledge receipt of the shipment by signing and returning the copy of the statement. The statement shall show--

(1)   The name and address of the Contractor;

(2) The contract number including any alphanumeric prefix identifying the contracting office;

(3)   The name and address of the contracting office;

(4)   The total number of bills submitted with the statement; and

(5) A listing of the respective amounts paid or, in lieu of such listing, an adding machine tape of the amounts paid showing the Contractor's voucher or check numbers.

5.  DFARS 252.247-7023     Transportation of Supplies by Sea (MAR 2000)

      (a) Definitions. As used in this clause-

            (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

            (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

            (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

            (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

            (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

            (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                  (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                  (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts,


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                                                       CONTRACT MDA972-02-C-0013

subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

            (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

      (b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

            (2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if-

            (i)   This contract is a construction contract; or

            (ii)  The supplies being transported are-

                  (A)   Noncommercial items; or

                  (B)   Commercial items that-

                  (1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

                  (2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

                  (3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

      (c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

            (1) U.S.-flag vessels are not available for timely shipment;

            (2) The freight charges are inordinately excessive or unreasonable;
or

            (3) Freight charges are higher than charges to private persons for transportation of like goods.

      (d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's


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                                                       CONTRACT MDA972-02-C-0013

sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum-

            (1) Type, weight, and cube of cargo;

            (2) Required shipping date;

            (3) Special handling and discharge requirements;

            (4) Loading and discharge points;

            (5) Name of shipper and consignee;

            (6) Prime contract number; and

            (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

      (e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information-

            (1) Prime contract number;

            (2) Name of vessel;

            (3) Vessel flag of registry;

            (4) Date of loading;

            (5) Port of loading;

            (6) Port of final discharge;

            (7) Description of commodity;

            (8) Gross weight in pounds and cubic feet if available;

            (9) Total ocean freight in U.S. dollars; and

            (10) Name of steamship company.


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                                                       CONTRACT MDA972-02-C-0013

      (f) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief-

            (1) No ocean transportation was used in the performance of this contract;

            (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

            (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

            (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

             ---------------------------------------------------------------
                        ITEM DESCRIPTION     CONTRACT LINE ITEMS    QUANTITY
             ---------------------------------------------------------------

             ---------------------------------------------------------------
             TOTAL
             ---------------------------------------------------------------

      (g) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

      (h) The Contractor shall include this clause, including this paragraph
(h), in all subcontracts under this contract that-

            (1) Exceed the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation; and

            (2) Are for a type of supplies described in paragraph (b)(2) of this clause.

                                 (End of clause)

6. 252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000)

      (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor-


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                                                       CONTRACT MDA972-02-C-0013

            (1) Shall notify the Contracting Officer of that fact; and

            (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

      (b) The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties-

            (1) In all subcontracts under this contract, if this contract is a construction contract; or

            (2) If this contract is not a construction contract, in all subcontracts under this contract that are for-

                  (i) Noncommercial items; or

                  (ii) Commercial items that-

                        (A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

                        (B) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

                        (C) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

SECTION J                  LIST OF ATTACHMENTS

Attachment 1               Statement of Work, Dated October 21, 2001

SECTION K                  REPRESENTATIONS, CERTIFICATIONS, AND OTHER
                           STATEMENTS BY OFFERS OR QUOTAS

THE SECTION K REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS, AS COMPLIED BY THE CONTRACTOR AND RETAINED IN THE CONTRACT FILE, ARE HEREBY INCORPORATED BY REFERENCE.


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